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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15d OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 27, 2007

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     000-28027                90-0093439
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)


                         2 S. UNIVERSITY DR., SUITE 220
                              PLANTATION, FL 33324
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 473-0850

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) APPOINTMENT OF CHIEF OPERATING OFFICER

On February 27, 2007, Global Beverage Solutions, Inc. (the "Company") appointed Brett S. Spitalny, age 56, as its Chief Operating Officer for a term of three years. His primary responsibilities include overseeing the operations of the Company's two subsidiaries: Beverage Networks of Maryland, Inc. and Aqua Maestro, Inc.

Prior to joining the Company, Mr. Spitalny was Vice President of Business Development for XStream Beverage Network, Inc., a company that engages in the development, marketing and sale of "new age" beverage category natural sodas, fruit juices and energy drinks in the United States, since April 2006. From January 2004 until April 2006, Mr. Spitalny was a principal investment banker for State Street Securities, a company that provides security lending and securities finance services. From November 2001 until December 2003, he served as a senior investment advisor for Cardinal Capital Management, Inc., a full service broker dealer and registered investment advisor firm.

Mr. Spitalny receives a base annual salary of $165,000. Mr. Spitalny also participates in the Global Beverage Solutions, Inc. 2008 Stock Plan and will receive awards described in Item 5.02(e) below under such plan, which information is incorporated in its entirety herein by reference. At the time of this filing, the Company had not entered into an employment agreement with Mr. Spitalny.

(e) COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 2, 2008, the Company adopted the Global Beverage Solutions, Inc. 2008 Stock Plan (the "Plan"). The Plan provides for equity compensation in the form of awards of vested stock, restricted stock, and stock options to key employees, officers and directors of the Company and to contractors and other persons or entities that provide services to the Company. The board of directors of the Company (or a committee of the board of directors as may be designated by the board of directors) (the "Board") administers the Plan and determines the awards to be issued under the Plan. The Company has reserved forty million (40,000,000) shares of the Company's common stock to be available for award under the Plan. The Plan is attached hereto as Exhibit 10.1 and incorporated in its entirety herein by reference. Awards under the Plan will be issued pursuant to award agreements, in a form determined by the Board.

The Board has adopted the following forms of award agreements to be used in connection with awards under the Plan, which are attached hereto as Exhibits
10.2 and 10.3 and incorporated in their entirety herein by reference:

       o Global Beverage Solutions, Inc. 2008 Stock Plan Stock Option Grant Agreement (immediate vesting) - stock options granted under this agreement vest immediately; and

       o Global Beverage Solutions, Inc. 2008 Stock Plan Stock Option Grant Agreement (performance vesting) - options granted under this agreement become conditionally vested based on the achievement of performance goals, to be specified in the individual agreements when awarded. The conditionally vested options fully vest and become exercisable in three equal annual installments, with the first installment occurring on the date the stock options become conditionally vested.


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On January 2, 2008, the Board approved the award under the Plan of (i) 4,000,000 shares of the Company's common stock, (ii) immediately vesting stock options to purchase 10,710,000 shares of the Company's common stock and (iii) performance vesting stock options to purchase 17,700,000 shares of the Company's common stock. Such Plan awards were made to the Company's employees, officers and directors. Of these Plan awards, Jerry Pearring, the Company's President and Chief Executive Officer, will receive 1,000,000 shares of the Company's common stock, immediately vesting stock options to purchase 5,000,000 shares of the Company's common stock, and performance vesting stock options to purchase 11,000,000 shares of the Company's common stock. Of these Plan awards Brett Spitalny, the Company's Chief Operating Officer, will receive 600,000 shares of the Company's common stock, immediately vesting stock options to purchase 3,000,000 shares of the Company's common stock, and performance vesting stock options to purchase 6,700,000 shares of the Company's common stock.

There are two types of performance vesting stock options awarded to Mr. Pearring and Mr. Spitalny. The first type becomes conditionally vested based upon the amount of gross proceeds raised by the Company through certain financings during 2008. One seventh (1/7th) of the options conditionally vest for each $1,000,000 of gross proceeds raised by the Company after the first $1,000,000 are raised. Mr. Pearring will receive stock options to purchase 7,000,000 shares of the Company's common stock of this type of performance vesting stock option, and Mr. Spitalny will receive stock options to purchase 4,200,000 shares of the Company's common stock of this type of performance vesting stock option.

The second type of performance vesting stock options awarded to Mr. Pearring and Mr. Spitalny becomes conditionally vested upon the closing of a specified acquisition. Mr. Pearring will receive stock options to purchase 4,000,000 shares of the Company's common stock of this type of performance vesting stock option, and Mr. Spitalny will receive stock options to purchase 2,500,000 shares of the Company's common stock of this type of performance vesting stock option.

Under both types of performance vesting stock options, the conditionally vested options become fully vested and exercisable in three equal annual installments, with the first installment occurring on the date that the options become conditionally vested. In addition, the exercise price of all such stock options is $0.012 per share, the closing price of a share of the Company's common stock on January 2, 2008, as reported through the OTC Bulletin Board.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

   ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

           Exhibit No.              Title
           -----------              -----

              10.1   Global Beverage Solutions, Inc. 2008 Stock Plan

              10.2 Form of Global Beverage Solutions, Inc. 2008 Stock Plan Stock Option Grant Agreement (immediate vesting)

              10.3 Form of Global Beverage Solutions, Inc. 2008 Stock Plan Stock Option Grant Agreement (performance vesting)



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 8, 2008                 GLOBAL BEVERAGE SOLUTIONS, INC.


                                       By: /s/ Jerry Pearring
                                           -------------------------------------
                                           Jerry Pearring
                                           President and Chief Executive Officer